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                                   EXHIBIT 23(a)

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Lynch Corporation 2001 Equity Incentive Plan of our report dated March 29, 2002, with respect to the consolidated financial statements and schedules of Lynch Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.


                                                        /s/ ERNST & YOUNG LLP
                                                        ---------------------
                                                        ERNST & YOUNG LLP

Providence, Rhode Island
June 21, 2002